EXHIBIT 10.3

PLEDGE AGREEMENT

This Pledge AGREEMENT, dated as of July 26, 2021 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is by ICONIC BRANDS, INC., a Nevada corporation (“Iconic”) in favor of [___________] (“Seller”).

WHEREAS, reference is made to that certain Promissory Note dated the date hereof (as amended, restated, supplemented, consolidated, replaced, re-issued or otherwise modified from time to time, the “Note”) made by Iconic in favor of Seller in the original principal face amount of $[  ] and delivered by Iconic to Seller pursuant to that certain Acquisition Agreement dated as of the date hereof, by and among Iconic, TopPop LLC, a New Jersey limited liability company (the “Company”) and the Company Members identified therein, including Seller, (as amended, restated, supplemented, extended or otherwise modified from time to time, the “Acquisition Agreement”); and

WHEREAS, in order to secure Iconic’s full and timely payment and performance of all of its obligations under the Note, including, without limitation, the payment of principal, interest, fees and expenses due or that may become due thereunder (collectively, the “Obligations”) and further induce Seller to enter into the Acquisition Agreement and accept the Note in connection therewith, and for purposes of satisfying the conditions set forth in the Acquisition Agreement to the obligations of Seller thereunder, Iconic is willing to pledge to Seller all of the Collateral (as defined herein), on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Pledge of Collateral and Grant of Security Interest. To secure Iconic’s full and timely payment and performance of the Obligations, Iconic hereby pledges, assigns, and grants to Seller a security interest in all of Iconic’s right, title and interest in and to all of the membership interests of the Company, whether now existing or hereafter issued, including, without limitation, the membership interests described on Schedule 1 hereto (collectively, the “Membership Interests”), together with all books and records related thereto, and any and all replacements, products and proceeds of, and dividends, distributions in property or securities, returns of capital or other distributions made on or with respect to, any of the foregoing, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”). All distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral shall be payable to Iconic and belong to Iconic absolutely unless and until an Event of Default has occurred and is continuing under the Note. Upon the occurrence and during the existence of any Event of Default, all such distributions, cash, instruments and property (unless and until such Event of Default has been waived in writing by Seller) shall be distributed directly to Seller, and, if not so distributed, then held in trust for Seller, all pursuant to and subject to the terms of this Agreement. All securities issuable to Iconic in connection with any split, recapitalization, reorganization or otherwise on account of or arising out of any of the Membership Interests shall be delivered to Seller in accordance with Section 2 hereof, constitute “Collateral,” and in all respects be subject to the terms of this Agreement. Iconic hereby authorizes Seller to file, and if requested will deliver to Seller, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by Seller in order to maintain a first perfected security interest in and control of the Collateral.

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2. Delivery of Certificates. Within five (5) business days of the execution of this Agreement, and thereafter as any such certificates or securities are received by or for the account of Iconic, Iconic shall deliver to Seller any and all certificates issued by the Company (if any) evidencing the Membership Interests and any other instruments, certificates or securities evidencing any of the Collateral (all of the foregoing, collectively, the “Certificates”), and shall accompany the Certificates with duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Seller.

3. Waivers and Consents. Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), Seller may enforce this Agreement independently of any other remedy or security Seller at any time may have or hold, and it shall not be necessary for Seller to marshal assets in favor of Iconic or any other party or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Upon the occurrence and during the continuance of any Event of Default, Seller shall, in addition to such rights and remedies as are provided for hereunder, be entitled to exercise all of the rights and remedies of a secured party upon default under any and all applicable law.

4. Knowing Waivers and Consent. Iconic represents and warrants that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences. Iconic represents and warrants that it understands that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect the rights which Iconic otherwise may have against Seller or others, or against the Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

5. Representations and Warranties; Covenants. Iconic represents, warrants and covenants as follows:

(a) The Membership Interests have been duly authorized and validly issued and are fully paid and non-assessable. All information set forth on Schedule 1 hereto relating to the Membership Interests is accurate and complete.

(b) Iconic is the sole beneficial owner of the Collateral free and clear of any setoff, claim, restriction, pledge, security interest, lien, encumbrance or any other charges (collectively, “Liens”), except for the security interest created by this Agreement and the Liens granted to [Frutapop LLC Innoaccel Investments LLC and Thomas Martin] (collectively, the “Other Company Sellers”), and Iconic has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any Liens or rights of third parties, other than the Liens granted to the Other Company Sellers.

(c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the pledge of the Collateral hereunder by Iconic pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Iconic (including any disposition of any Collateral by Seller pursuant to this Agreement), except (i) the filing of a financing statement under the Uniform Commercial Code of the State of Nevada, and (ii) as may be required in connection with any such disposition by laws affecting the offering and sale of securities generally under the Securities Laws (as defined herein).

(d) Iconic’s legal name is indicated in the first paragraph above. Iconic does not have any other name and has not had any other name in the previous five (5) years. All information provided to Seller pertaining to Iconic for purposes of perfection is true, correct and complete, and is not misleading in any material respect. Iconic shall provide at least thirty (30) days written notice to Seller prior to changing its legal name.

(e) This Agreement has been duly and validly executed and delivered by Iconic and constitutes the legal, valid and binding obligation of Iconic.

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(f) This Agreement constitutes, creates and grants a valid first priority security interest in the Collateral in favor of Seller, subject to no prior Lien, other than the Liens granted to the Other Company Sellers. Upon the execution and delivery of this Agreement by Iconic, the delivery of the Certificates to Seller in accordance with Section 2 hereof, and the filing of a UCC financing statement with respect to the Collateral in the Office of the Secretary of State of the State of Nevada, Seller will have a perfected security interest in the Collateral.

(g) The execution and delivery of this Agreement by Iconic and compliance by Iconic with all of the provisions of this Agreement will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens granted pursuant to this Agreement) upon any property of Iconic under the provisions of, any agreement or other instrument to which Iconic is a party or by which Iconic or any of its property or assets may be bound.

(h) The pledge of the Collateral hereunder does not violate (i) the Organizational Documents, or any indenture, mortgage, or loan or credit agreement to which Iconic is a party or by which any of its properties or assets may be bound, (ii) any provision of any applicable law, rule or regulation or of any order, judgment, writ, award or decree of any court, arbitrator, or governmental instrumentality, domestic or foreign, applicable to Iconic, or (iii) any restriction on transfer or encumbrance of any of the Collateral.

(i) None of the Collateral is required to be registered under any state, federal or foreign securities laws, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, and so-called “Blue Sky Laws” or any rule or regulations promulgated under any of the foregoing (as such laws may be modified from time to time, collectively, the “Securities Laws”). Iconic has not taken any action, will take no action, and will cause the Company to take no action, which would cause the exercise of remedies by Seller hereunder to violate, or to require that any filing, registration or other act be taken which respect to, any Securities Law. Iconic shall at all times comply with the Securities Laws as the same pertain to all or any portion of the Collateral or pledge and security interest made and granted hereunder.

(j) Iconic will not, without the prior written consent of Seller, (i) sell, convey or otherwise dispose of any or all of the Collateral or any interest therein, or (ii) create, incur or permit to exist any Lien whatsoever with respect to the Collateral other than that created hereby.

(k) Iconic will not authorize, create or issue or obligate itself to issue any membership interests in the Company without Seller’s prior written consent.

(l) Iconic shall take reasonable actions to defend all of the right, title and interest of Seller in and to the Collateral against all claims and demands.

(m) Iconic shall not rescind the Organizational Documents, amend or modify the Organizational Documents or waive any rights thereunder in each case, in a manner that is material and adverse to the interest of Seller.

(n) Iconic shall not, without the prior written consent of Seller, take any action or consent to any action which would result in a sale, encumbrance or hypothecation of any or all of the assets of the Company, except (i) in the ordinary course of business of the Company, (ii) with respect to the Liens granted to the Other Company Sellers, or (iii) any transaction that would not materially and adversely affect Seller’s Lien on the Collateral or its rights hereunder.

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(o) Iconic shall cause the Company to make appropriate notations and entries in the Company’s ledgers reflecting Iconic’s pledge of the Membership Interests to Seller.

(p) Iconic shall give Seller such information as may be reasonably requested concerning the Collateral and, upon the occurrence and during the continuance of any Event of Default, permit Seller and its agents and representatives to enter upon any premises upon which Iconic’s records concerning the Collateral or the Company are located for the purpose of inspecting and auditing the same, upon five (5) business days’ prior written notice to Iconic.

6. Seller as Attorney-In-Fact. Iconic does hereby make, constitute and appoint Seller, and any agent of Seller, with full power of substitution, as Iconic’s attorney-in-fact, with power, in its own name or in the name of Iconic, upon the occurrence and during the continuance of an Event of Default, generally to do at Seller’s option, at any time or from time to time, all acts and things which Seller deems necessary to protect, preserve and realize upon the Collateral and Seller’s security interest therein to effect the intent of this Agreement, all as fully and effectually as Iconic might or could do; and Iconic hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

7. Further Assurances. At any time, and from time to time, Iconic will promptly execute, deliver and file or record all further statements, instruments and documents, and will take all further actions, at the expense of Iconic, including, without limitation, (a) causing each issuer of the Collateral to so execute, deliver, file or take other actions, that may be reasonably necessary or desirable, (b) that Seller reasonably may request consistent herewith, in order to perfect and protect any pledge and security interest granted hereby, or (c) to enable Seller to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and to preserve, protect and maintain the Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Collateral.

8. No Marshaling; Reinstatement. Iconic consents and agrees that Seller shall be under no obligation to marshal any assets in favor of Iconic or any other party or against or in payment of any or all of the Obligations. Iconic further agrees that, to the extent that the Company, Iconic or any guarantor of all or any part of the Obligations makes a payment or payments to Seller, or receives any proceeds of the Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company, Iconic, such guarantor or any other Person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

9. Events of Default.

(a) Each of the following shall constitute an event of default hereunder (each, an “Event of Default”): (i) the occurrence of any Event of Default under, and as defined in, the Note; and (ii) any security interest provided for herein ceasing to be a valid and perfected first priority security interest in the Membership Interests or any other material portion of the Collateral (except as otherwise explicitly permitted herein) or shall cease to be in full force and effect.

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(b) Upon the occurrence and during the continuance of an Event of Default, Seller shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Seller may have under this Agreement, the Note and under applicable law or in equity, all of its rights and remedies as a secured party, and in addition the following rights and remedies, all of which may be exercised with or without prior written notice to Iconic:

(i) to enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral and take or bring, in its own name or in the name of Iconic, all steps, actions, suits or proceedings deemed by Seller necessary or desirable to effect collection of or to realize upon the Collateral;

(ii) in accordance with applicable law, to take possession of the Membership Interests with or without judicial process;

(iii) to endorse, in the name of Iconic, all checks, notes, drafts, money orders, instruments and other evidence of payment relating to the Collateral;

(iv) to transfer any or all of the Collateral into the name of Seller or its nominee or nominees; and

(v) in accordance with applicable law, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker’s board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Seller.

(c) Following the occurrence of any Event of Default, Seller, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale, and the notice of repossession referred to below) to or upon Iconic or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may take such action as it deems appropriate with respect to the realization of the Collateral, including, without limitation, to forthwith collect the Collateral not then in the possession of Seller and to sell, assign and deliver the whole or, or from time to time any part of, the Collateral at a public or private sale, for cash or credit or any other property, for immediate or future delivery, and for such price or prices as Seller shall determine, with the right of Seller or any purchaser upon any such sale, whether public or private, to purchase, to the extent permitted by law, the Collateral so sold, free of any right or equity of redemption in Iconic of such Collateral which right or equity is hereby expressly waived and released to the extent permitted by law and to carry out any agreement to sell any item or items of Collateral in accordance with the terms of such agreement, notwithstanding the fact that after Seller shall have entered into such an agreement, the Obligations may have been satisfied or paid in full, and subject to any applicable non-waivable provision of the UCC, Seller may be a purchaser in such sale and Seller (in its sole discretion) may apply all or any portion of the unpaid principal amount of any of the Obligations against the purchase thereof, provided, however, in the case of: (i) any public sale, (A) Seller shall give at least ten (10) days’ notice to Iconic of the time and place of any public sale and (B) notice of any such public sale shall be sufficient for all purposes if a written notice of any such sale is given to Iconic by notifying Iconic as set forth in Section 21(e) hereof and if a similar notice is published in a newspaper of general circulation, all in accordance with, where applicable, Sections 9-610, 9-611, 9-615, 9-617, 9-618 and 9-624 of the Uniform Commercial Code (or any revision, amendment, or successor statute), as in effect from time to time, of the State of Delaware or other applicable jurisdiction (the “UCC”); and (ii) any private sale, such sale shall be conditioned upon Seller providing notice of such sale terms to Iconic and not consummating such sale until ten (10) days after provision of such notice. Such notice of public or private sale shall be deemed to be reasonable notification of such matters. Iconic agrees that any disposition of Collateral made pursuant to the provisions of this Section 9(c) shall be deemed to have been made in a commercially reasonable manner, but the foregoing provisions shall not be deemed to limit the right of Seller to dispose of any item of Collateral in any other manner provided in the UCC, including without limitation pursuant to Section 9(d) hereof. Seller and its counsel shall not incur any liability as a result of the collection and/or sale of the Collateral, or any part thereof, in accordance with the provisions of this Section 9(c) (or Section 9(d) hereof) and the UCC, or for the failure to collect and/or sell or offer for sale the Collateral or any part thereof, for any reason whatsoever.

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(d) Iconic is aware that Section 9-610(c) of the UCC states that Seller is able to purchase Collateral only if it is sold at a public sale unless the Collateral meets certain requirements. Iconic is also aware that staff personnel of the United States Securities and Exchange Commission (“SEC”) have, over a period of years, issued various no-action letters (the “No-Action Letters”) that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act of 1933. Iconic is also aware that Seller may wish to purchase Collateral that is sold at a foreclosure sale, and Iconic believes that such purchases would be appropriate in circumstances in which Collateral is sold in conformity with the principles set forth in the No-Action Letters. Section 9-603 of the UCC permits Iconic to agree on the standards for determining whether Seller has complied with its obligations under Section 9-610(b) of the UCC. Pursuant to Section 9-603 of the UCC, Iconic specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered a “public” sale for purposes of Section 9-610(b) of the UCC, and therefore for purposes of Section 9-610(c) of the UCC; (ii) will be considered commercially reasonable notwithstanding that Seller has not registered or sought to register such Collateral as is sold in any such foreclosure sale under the Securities Laws, even if Iconic agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Seller purchased Collateral at such a sale.

(e) The proceeds of any sale as aforesaid shall be applied in the order of priority indicated as follows:

(i) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes at any time and from time to time incurred by Seller under or in connection with the administration or enforcement of this Agreement or the Note (including, without limitation, the reasonable fees and expenses of counsel employed by Seller in connection therewith) and the payment of all indemnities at any time and from time to time payable to Seller under or in connection with this Agreement or the Note;

(ii) Second, to the payment of the Obligations in such order as Seller may determine; and

(iii) Third, in accordance with applicable law.

(f) Seller shall be entitled to the appointment of a receiver or trustee to assume, upon receipt of all necessary judicial or other governmental authority, consents or approvals, control of or ownership of the Collateral. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to Seller under this Agreement.

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10. Voting Rights; Distributions.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Iconic shall be entitled to exercise any and all voting rights and other consensual rights pertaining to the Collateral of Iconic or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note.

(ii) Iconic shall be entitled to receive and retain any and all dividends, indemnities, reimbursement, distributions, interest and all other amounts paid in respect of the Collateral, but only to the extent paid in compliance with the provisions of this Agreement.

(b) During the continuance of an Event of Default, Seller shall have the sole right to exercise all such voting rights and other consensual rights and shall have the sole right to receive and retain all such amounts set forth in clause (a)(ii) of this Section 10.

11. Seller’s Duties. The powers conferred on Seller hereunder are solely to preserve, maintain and protect the interest of Seller in the Collateral and shall not impose any duty upon Seller to exercise any such powers. Seller shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession and to account for monies actually received by it hereunder. In accordance with Section 9-207 of the UCC, Seller shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Seller. Without limiting the generality of the foregoing, Seller shall be under no obligation to take any steps to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to ascertain or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); provided, however, Seller may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Iconic.

12. No Election of Remedies. Seller shall have all of the rights to seek recourse against Iconic with respect to the Collateral to the fullest extent provided for herein, and no election by Seller to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Seller’s right to proceed in any other form of action or proceeding or against other parties unless Seller has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Seller under the Note shall serve to diminish the liability of Iconic under this Agreement except to the extent that Seller finally and unconditionally shall have realized indefeasible payment in cash by such action or proceeding.

13. Counterparts. This Agreement may be executed and delivered (including by facsimile or pdf transmission) in one or more counterparts, each of which when executed shall be deemed an original, but all of which when taken together shall constitute one and the same agreement.

14. No Implied Waivers. No act, failure or delay by Seller shall constitute a waiver of any rights and remedies. No single or partial waiver by Seller of any provision of this Agreement or of breach or default hereunder, or of any right or remedy which Seller may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy of a future occasion. No waiver by Seller shall affect its rights to otherwise require performance of this Agreement.

15. Waiver of Notices. Unless otherwise expressly provided herein, Iconic waives presentment, protest, and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on Iconic which Seller may elect to give shall entitle Iconic to any or further notice or demand in the same, similar or other circumstances.

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16. Headings. The headings contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

17. Gender. Each of the masculine, feminine and neutral genders shall include each of the others, as the context may require.

18. Jurisdiction; Consent to Service of Process.

(a) Iconic hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware State court or Federal court of the United States of America sitting in Wilmington, Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and Iconic hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Delaware court or, to the extent permitted by law, in any such Federal court. Iconic agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Seller may otherwise have to bring any action or proceeding relating to the Note or this Agreement against Iconic or its properties in the courts of any jurisdiction.

(b) Iconic hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Delaware State or Federal court, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Iconic irrevocably consents to service of process in the manner provided for notices in the Acquisition Agreement. Nothing in this Agreement or the Note will affect the right of Seller to serve process in any other manner permitted by law.

19. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

20. Waiver of Jury Trial. ICONIC HEREBY WAIVES ANY RIGHT TO JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

21. Miscellaneous.

(a) The provisions of this Agreement are intended to be severable. If for any reason any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions thereof in any jurisdiction.

(b) No amendment, modification, supplement or waiver of any provision of this Agreement nor consent to departure by Iconic therefrom shall be effective unless the same shall be in writing and signed by Seller and Iconic, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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(c) No failure on the part of Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided to Seller herein and in the Note are cumulative and not exclusive of any remedies provided by law, and Seller shall have all other rights and remedies available to it under law or contract.

(d) Whenever this Agreement refers to any person, such reference shall be deemed to include the permitted successors and assigns of such person; and all covenants, promises and agreements by or on behalf of Iconic or Seller that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Iconic shall not assign or delegate any of its rights or duties hereunder and any attempted assignment or delegation shall be null and void. This Agreement shall benefit any successors or assigns of Seller and Seller may assign its rights and benefits under this Agreement without the consent of Iconic. As used in this Agreement, the term “Seller” includes, without limitation, any holder of the Note.

(e) Notices and other communications provided for herein shall be in the form, and delivered in the manner, set forth in the Acquisition Agreement.

(f) This Agreement shall continue to be effective until all Obligations shall have been fully paid; provided, however, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of such amounts is rescinded or must otherwise be returned by Seller upon the insolvency, bankruptcy or reorganization of Iconic or the Company, or otherwise, all as though such payment had not been made. Upon the indefeasible payment in full of all Obligations, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Iconic. Upon any such termination Seller will execute and deliver to Iconic such documents as Iconic shall reasonably request to evidence such termination, and Iconic shall be entitled to the return, upon Iconic’s request, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

22. Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to Seller pursuant to this Agreement and the exercise of any right or remedy by Seller hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of the date hereof, by and between Seller and the Other Company Sellers (the “Intercreditor Agreement”).

[remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties caused this Pledge Agreement to be fully executed as of the date first above written.

ICONIC BRANDS, INC, a Nevada corporation

By:	/s/ Richard DeCicco
Name: Richard DeCicco Title: Chief Executive Officer

SELLER: [_____________], a [_________________________]

By:
Name:
Title:

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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SCHEDULE 1

Membership Interests

Issuer	No. and Class of Membership Interests	% of Outstanding Equity Interests of Class
TopPop LLC	[ ]	100%

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